                                                                      Exhibit 24

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Richard L. Carrion
                                          ----------------------
                                          Richard L. Carrion

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Helene L. Kaplan
                                          --------------------
                                          Helene L. Kaplan

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Joseph Neubauer
                                          -------------------
                                          Joseph Neubauer

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Thomas H. O'Brien
                                          ---------------------
                                          Thomas H. O'Brien

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Hugh B. Price
                                          -----------------
                                          Hugh B. Price

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Ivan G. Seidenberg
                                          ----------------------
                                          Ivan G. Seidenberg

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Walter V. Shipley
                                          ---------------------
                                          Walter V. Shipley

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ John R. Stafford
                                          --------------------
                                          John R. Stafford

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Lawrence R. Whitman
                                          -----------------------
                                          Lawrence R. Whitman

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Frederic V. Salerno
                                          -----------------------
                                          Frederic V. Salerno

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Charles R. Lee
                                          ------------------
                                          Charles R. Lee

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ James R. Barker
                                          -------------------
                                          James R. Barker

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Edward H. Budd
                                          ------------------
                                          Edward H. Budd

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Robert F. Daniell
                                          ---------------------
                                          Robert F. Daniell

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Sandra O. Moose
                                          -------------------
                                          Sandra O. Moose

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Russell E. Palmer
                                          ---------------------
                                          Russell E. Palmer

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ John W. Snow
                                          ----------------
                                          John W. Snow

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the GTE Corporation 1997 Long-term Incentive Plan, The GTE Savings Plan and The GTE Hourly Savings Plan.

      NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of June, 2000.




                                          /s/ Robert D. Storey
                                          --------------------
                                          Robert D. Storey